Schedule of earnings per share, basic and diluted (Details) - USD ($)		12 Months Ended
		Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2023
Net loss per share* (Note 16)
Net loss for the period attributable to shareholders		$ (3,383,806)	$ (15,602,792)	$ (3,213,360)
Weighted-average number of ordinary shares, basic	[1]	885,796	862,293	637,050
Net loss per share attributable to shareholders, basic	[1]	$ (3.82)	$ (18.09)	$ (5.04)

[1]	Retroactively restated to give effect to a share consolidation at a ratio of 1:8 ordinary shares effective on February 28, 2025. Retroactively restated to give effect to a share consolidation at a ratio of 1:5 ordinary shares effective on September 25, 2025.